UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

THERIVA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9605 Medical Center Drive, Suite 270

Rockville, Maryland 20850

(Address of principal executive offices and zip code)

(301) 417-4364

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TOVX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 22, 2022, Theriva Biologics, Inc. (the “Company”) repurchased an aggregate of 720,000 shares of its common stock, par value $0.0001 (the “Common Stock”) from Manel Maria Cascallo Piqueras, Ramon Alemany and Gabriel Maria Capella Minar (the “Selling Stockholders”), three founders of its subsidiary Theriva Biosciences S.L. (formerly known as VCN Biosciences S.L.) in a privately negotiated transaction pursuant to the terms of a Share Repurchase Agreement entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) entered into on December 20, 2022 with each of the Selling Stockholders. The price per share was $0.4001, which was the closing price of the Common Stock on the day prior to the closing for an aggregate purchase price was $288,072. The closing was subject to fulfillment of certain conditions, including delivery of certain closing documents. The Share Repurchase Agreement contains customary representations, warranties and covenants of the parties. The repurchase was funded from the Company’s cash on hand and the shares to be repurchased will be held as treasury stock by the Company. The Selling Stockholders acquired the shares of the Company’s Common Stock as consideration for the sale of their shares of the subsidiary to the Company in March 2022.

The foregoing description of the Shares Repurchase Agreement is a summary and is qualified in its entirety by the terms of the Share Repurchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference .

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Share Repurchase Agreement between Theriva Biologics, Inc. and certain selling stockholders

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2022	THERIVA BIOLOGICS, INC.

	By:	/s/ Steven A. Shallcross
		Name:	Steven A. Shallcross
		Title:	Chief Executive Officer and Chief Financial Officer